Debt Cancellation Agreement

This Debt Cancellation Agreement (the “Agreement”), dated as of March 9, 2010, is entered into by Cascade Technologies Corp., a Wyoming corporation (the “Issuer”), and Bruce Hollingshead (“Holder”).

Recitals

Whereas Issuer has incurred certain indebtedness to Holder for $25,898.45.

Whereas Issuer currently owes Holder approximately $23,736.01 in outstanding principal and $2,162.44 in interest for a total debt of approximately $25,898.45 (the “Debt”).

Whereas Holder and Issuer have agreed to cancel $25,898.45 of the Debt in consideration of the release and indemnification provided for herein.

Agreement

Now, Therefore, in consideration of the foregoing and of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Debt Cancelation AND INDEMNITY

1.1 Debt Cancelation.  Upon the terms and conditions set forth in this Agreement, and in consideration of the indemnification provided for in Section 1.2 Holder and Issuer hereby agree to the cancellation of $25,898.45 the Debt owed by Issuer to Holder.  Holder shall tender to Issuer the promissory note evidencing the Debt, paid in full, duly executed by Holder, to reflect such cancellation of the Debt.

Indemnification.  If Holder previously was an officer and/or director of Issuer and performed valuable services to Issuer, Issuer hereby indemnifies Holder to the fullest extent permitted under Wyoming law, by reason of the fact that Holder is or was a director, officer, employee or agent of Issuer, or any subsidiary of Issuer, or by reason of the fact that Holder is or was serving at the request of Issuer as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Holder in connection with any actual or threatened action, suit, or proceeding.

2. The Closing

The closing (the “Closing”) of the transaction contemplated herein shall be held at 10:00 a.m., Pacific time, on March 15, 2010 (the “Closing Date”) at the principal executive offices of Issuer or at such other place or on such other date as the parties hereto may mutually agree.  At the Closing, the parties shall make the following delivery:

2.1 Holder shall deliver to Issuer the original of the promissory note and the acknowledgement of debt cancellation, duly signed by Holder.

3. Representations and Warranties

3.1 Representations and Warranties of Issuer.  Issuer hereby makes the following representations and warranties to and in favor of Holder as of the date hereof:

3.1.1 Organization and Qualification.  Issuer is a corporation duly incorporated and existing in good standing under the laws of the State of Wyoming and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  Issuer is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect.

3.1.2 Authorization and Enforcement.  (i)  Issuer has all requisite corporate power and authority to enter into and perform this Agreement and each of the other documents related thereto (collectively, with this Agreement, the “Transaction Documents”) (ii) the execution and delivery of each of the Transaction Documents, and the consummation by Issuer of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Issuer or its board of directors (or any committee or subcommittee thereof) or stockholders is required, (iii) each of the Transaction Documents to which it is a party have been or will be duly executed and delivered by Issuer, (iv) each of the Transaction Documents constitutes a valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

3.1.3 No Conflicts.  The execution, delivery and performance of each of the Transaction Documents by Issuer and the consummation by Issuer of the transactions contemplated hereby and thereby will not:

(a) conflict with, or result in a default (or an event that would constitute a default but for any requirement of notice or lapse of time or both) under, any document, agreement or other instrument to which Issuer is a party or by which Issuer is bound, or result in the creation or imposition of any lien, charge or encumbrance on any of Issuer’s properties pursuant to (i) any law or regulation to which Issuer or any of its property is subject, or (ii) any judgment, order or decree to which Issuer is bound or any of its property is subject;

(b) result in termination or any impairment of any permit, license, franchise, contractual right or other authorization of Issuer; or

(c) violate any law, order, judgment, rule, regulation, decree or ordinance to which Issuer is subject or by which Issuer is bound.

3.1.4 Debt.  The Debt evidenced by the promissory note constitutes a valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms.

3.2 Representations and Warranties of Holder.  Holder hereby makes the following representations and warranties to and in favor of Issuer as of the date hereof:

3.2.1 Debt.  Except as expressly provided in this Agreement, the Debt represents the entire obligation and amount owed by Issuer to Holder.

3.2.2 Authorization and Enforcement.  (i)  Holder has all requisite power and authority to enter into and perform each of the Transaction Documents, (ii) the execution and delivery of each of the Transaction Documents, and the consummation by Holder of the transactions contemplated hereby and thereby have been duly authorized, and no further consent or authorization of Holder is required, (iii) each of the Transaction Documents to which it is a party has been duly executed and delivered by Holder and (iv) each of the Transaction Documents constitutes or will constitute a valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

3.2.3 No Conflicts.  The execution, delivery and performance of each of the Transaction Documents by Holder and the consummation by Holder of the transactions contemplated hereby and thereby will not:

(a) conflict with, or result in a default (or an event that would constitute a default but for any requirement of notice or lapse of time or both) under, any document, agreement or other instrument to which Holder is a party or by which Holder is bound, or result in the creation or imposition of any lien, charge or encumbrance on any of Holder’s properties pursuant to (i) any law or regulation to which Holder or any of its property is subject, or (ii) any judgment, order or decree to which Holder is bound or any of its property is subject;

(b) result in termination or any impairment of any permit, license, franchise, contractual right or other authorization of Holder; or

(c) violate any law, order, judgment, rule, regulation, decree or ordinance to which Holder is subject or by which Holder is bound.

4. Conditions Precedent to the Obligations of Issuer.  The obligations hereunder of Issuer to Holder are subject to satisfaction, at Closing, of each of the applicable conditions set forth below.  These conditions are for Issuer’s sole benefit and may be waived by Issuer at any time in its sole discretion.

4.1 Accuracy of Holder’s Representations and Warranties.  The representations and warranties of Holder will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

4.2 Performance by Holder.  Holder shall have performed all agreements and satisfied all conditions required to be performed or satisfied by Holder, including the delivery of the original of the promissory note evidencing the Debt and an acknowledgement of cancellation of the Debt to Issuer, at or prior to the Closing.

4.3 No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

5. Conditions Precedent to the Obligations of Holder.  The obligations hereunder of Holder to Issuer are subject to satisfaction, at Closing, of each of the applicable conditions set forth below.  These conditions are for the sole benefit of Holder and may be waived by Holder at any time in its sole discretion.

5.1 Accuracy of Issuer’s Representations and Warranties.  The representations and warranties of Issuer will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

5.2 Performance by Issuer.  Issuer shall have performed all agreements and satisfied all conditions required to be performed or satisfied by Issuer at or prior to the Closing.

5.3 No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Indemnification and Contribution

6.1 Indemnification.  From and after the Closing Date, each of the parties hereto (the “Indemnifying Party”) shall defend, indemnify and hold harmless the other party (and its directors, managers, officers, shareholders, members, employees, affiliates and assigns) (the “Indemnified Parties”) from and against any and all claims, liabilities, judgments, penalties, losses, costs, damages, demands and expenses, including attorneys’ fees (collectively, “Claims”) arising by reason of, or in connection with, any act or omission of a party which constitutes a breach of the Indemnifying Party’s representations and warranties contained in this Agreement.

6.2 Procedure.  In the event that the Indemnified Party may be entitled to indemnification hereunder with respect to any asserted claim of, or obligation or liability to, any third party, such party shall notify the Indemnifying Party thereof, describing the matters involved in reasonable detail.  The Indemnifying Party shall be entitled to assume the defense thereof upon written notice to the Indemnified Party; provided, however, that once the defense thereof is assumed by the Indemnifying Party, the Indemnifying Party shall keep the Indemnified Party advised of all developments in the defense thereof and in any related litigation, and the Indemnified Party shall be entitled at all times to participate in the defense thereof at its own expense.  Neither the Indemnifying Party nor the Indemnified party may compromise, settle, offer to compromise or offer to settle any Claim without the prior written consent of the other Party.

6.3 Contribution.  If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any Claims, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the parties in connection with the act or omissions which resulted in such losses, claims, damages, liabilities or expenses.

7. Miscellaneous

7.1 Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Wyoming without regard to the principles of conflict of laws.

7.2 Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile, signature.

7.3 Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.4 Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

7.5 Entire Agreement; Amendments; Waivers.  This Agreement supersedes all other prior oral or written agreements between the parties hereto, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the parties, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

7.6 Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt.  The addresses and facsimile numbers for such communications shall be as delivered by each party in writing at the Closing.  Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number.  Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of all or part of the first page of such transmission or (c) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i) or (ii) above, respectively.

7.7 Successors and Assigns.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any permitted assignee.  No party hereto shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties, provided, however, that any such assignment shall not release the assignor from its obligations hereunder unless such obligations are expressly assumed by the assignee.

7.8 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.9 Survival.  The representations, warranties and agreements of the parties contained in the Agreement shall survive the Closing.

7.10 Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.11 No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.12 Remedies.  Each party shall have all rights and remedies set forth in this Agreement and all rights and remedies which such parties have been granted at any time under any other agreement or contract and all of the rights which such parties have under any law.  Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Each party without prejudice may withdraw, revoke or suspend its pursuit of any remedy at any time prior to its complete recovery as a result of such remedy.

7.13 Fees and Expenses.  Each party shall pay its fees and expenses in connection with the transactions contemplated by this Agreement.

In Witness Whereof, the undersigned parties have executed this Agreement, through their duly authorized offices, as of the date first written above.

Bruce Hollingshead
                    /s/Bruce Hollingshead

Cascade Technologies Corp.

 By:  /s/Jacqueline Danforth
                                                                                                Name:  Jacqueline Danforth
                                                                                                Title: Secertary